EXHIBIT 4.1
[Front of Certificate]
NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA
CANEUM

Number _______________	Shares _______________
Authorized common stock: 100,000,000 shares
Par Value: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of CANEUM, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	President
Caneum, Inc.
Corporate
Seal
Nevada
Interwest Transfer Co., Inc., P.O. Box 17136/Salt Lake City, Utah 84117
Countersigned & Registered_____________________________________________

[Back of Certificate]
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNI GIFT MIN ACT		Custodian

TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with right of survivorship and		under Uniform Gifts to Minors
	not as tenants in common		Act

(State)
Additional abbreviations may also be used though not in the above list.
For Value Received, ________________________ hereby sell, assign and transfer unto
Please insert social security or other identifying number of assignee

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
* NOTICE SIGNATURE GUARANTEED:
SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVING BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.
TRANSFER FEE WILL APPLY
***FOR MEDALLION GUARANTEE USE ONLY***